UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Yellow Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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YELLOW CORPORATION

501 COMMERCE STREET,

SUITE 1120

NASHVILLE, TN 37203

D79402-P70362

Your Vote Counts!

YELLOW CORPORATION

2022 Annual Meeting

Vote by May 31, 2022

11:59 PM ET

You invested in YELLOW CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 1, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting*
June 1, 2022 10:00 AM CT

501 Commerce Street Suite 1120 Nashville, TN 37203

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Matthew A. Doheny	For

1b.	Javier L. Evans	For

1c.	Darren D. Hawkins	For

1d.	James E. Hoffman	For

1e.	Shaunna D. Jones	For

1f.	Susana Martinez	For

1g.	David S. McClimon	For

1h.	Patricia M. Nazemetz	For

1i.	Chris T. Sultemeier	For

2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2022.	For

3.	Advisory vote to approve the compensation of our named executive officers.	For

NOTE: Transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D79403-P70362